SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2001

                                       FH

                                  (Depositor)

(Issuer in respect of First Horizon Mortgage Pass-Through Trust, Series 2000-5)

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214.441.4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2000-5

On January 25, 2001, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Series 2000-5, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2000, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Series 2000-5 relating to the distribution date of January 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2001


                                       FH


                          By: /s/ Diane Pickett, MBS Unit
                              ------------------------------
                          Name:   Diane Pickett, MBS Unit
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2001